Exhibit 23.6

I, Douglas Hooker, consent to being named as a person to be appointed as director of Admiralty Bancorp, Inc. in the registration statement on Form SB-2 to be filed by Admiralty Bancorp, Inc.

Dated:  September 15, 2000                  /s/ Douglas Hooker
                                            --------------------
                                            Douglas Hooker